SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         February 28, 2005
                                                         -----------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

             Kansas                 0-28936                 48-1008593
             ------                 -------                 ----------
    (State of Incorporation)  (Commission File Number)    (I.R.S. Employer
                                                        Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (913) 451-8050
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On February 28, 2005 Mr. Phil Zemel resigned as Senior Vice President and Director of Credit Policy and Administration of the Company, effective March 15, 2005.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                               GOLD BANC CORPORATION, INC.


Dated: March 4, 2005
                               By: /s/ Rick J. Tremblay
                                  -----------------------------
                                   Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer


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